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                                                                   EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Kimberly-Clark Corporation on Form S-8 of our reports dated February 8, 2002, appearing in and incorporated by reference in the Annual Report on Form 10-K of Kimberly-Clark Corporation for the year ended December 31, 2001.




DELOITTE & TOUCHE LLP

Dallas, Texas
May 28, 2002